UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI                           48170-2461

(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code                        (734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) was held on November 9, 2017 at the Company’s headquarters in Plymouth, Michigan. Of the 9,484,344 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the 2017 Annual Meeting, a total of 8,820,733 shares (or approximately 93.00%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2017 Annual Meeting.

1.	Election of seven nominees to the Company’s Board of Directors for a one-year term expiring at the 2018 Annual Meeting of Shareholders, or until their successors are duly elected and qualified:

Nominee	For	Number of Shares Withheld	Broker Non-Votes
John F. Bryant	6,881,356	115,269	1,824,108
W. Richard Marz	6,883,517	113,108	1,824,108
C. Richard Neely, Jr.	6,867,435	129,190	1,824,108
Robert S. Oswald	6,880,339	116,286	1,824,108
James A. Ratigan	6,750,080	246,545	1,824,108
Terryll R. Smith	6,748,052	248,573	1,824,108
William C. Taylor	6,868,606	128,019	1,824,108

As a result, each nominee was elected by the Company’s shareholders, as recommended by the Board of Directors.

2.	Approval of an amendment to the 2004 Stock Incentive Plan and re-approve the Code Section 162(m) performance measures under such plan:

For	Against	Abstain	Broker Non-Votes
6,635,677	313,918	47,030	1,824,108

As a result, an amendment to the 2004 Stock Incentive Plan was approved and the Code Section 162(m) performance measurements were reapproved by the shareholders, as recommended by the Board of Directors.

3.	Approval of an advisory vote on executive compensation (“Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
6,743,435	206,020	47,170	1,824,108

As a result, the non-binding resolution to approve the compensation of the Company’s named executive officers was approved by the shareholders on an advisory basis, as recommended by the Board of Directors.

4.	Ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018:

For	Against	Abstain
8,778,316	18,843	23,574

As a result, the selection of BDO USA, LLP was ratified and approved by the Company’s shareholders, as recommended by the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: November 14, 2017	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer

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